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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT



 REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported)  September 19, 1995
                                                        ------------------

                         Commission file number 0-9556
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                             ABS INDUSTRIES, INC.
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            (Exact name of registrant as specified in its charter)



Ohio                                                 34-0074580
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(State or other jurisdiction of                      (I.R.S. Employer
Incorporation or organization)                       Identification No.)



4230 Interstate Square I, Suite 300, Willoughby, OH             44094
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(Address of principal executive offices)                       (Zip Code)



                                (216) 946-2274
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             (Registrant's telephone number, including area code)


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Item 5.     Other Events
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On September 13, 1995, ABS Industries, Inc. (ABS) entered into a Letter of
Intent to merge Mercer Forge and A & M Machining into ABS Industries, Inc. (Nasdaq: ABSI) through the issuance of approximately 1,600,000 shares of ABSI common stock.

ABS operates Colfor and Colmach, Inc., in Minerva, Ohio, on a October 31st fiscal year with fiscal 1995 sales estimated to exceed $100,000,000. Mercer Forge and A & M Machining operate east of Youngstown, Ohio in Mercer and Wheatland, Pennsylvania, respectively, with annual sales in excess of $40,000,000.

McCarthy indicated there is a continuing trend for auto and light truck manufacturers to outsource their forging and machining requirements. Colfor produces warm and cold forgings. Since 1990, Colmach, Inc. has been machining these forgings and has grown to an estimated sales level of $45,000,000 in fiscal 1996.

Under the ownership of Francesco Galesi of New York City and the management of Mark Clark, Mercer Forge has grown from $11,000,000 in sales in 1986 to its present level of $40,000,000. Through A & M Machining Corporation, Mercer Forge has also begun to machine its forgings at the request of its customers.

ABS serves mostly auto and light truck markets while Mercer Forge has focused on a more diversified customer base with recent involvement in auto and light truck. The Colfor and Mercer Forge combination creates a company offering a broader range of products to the combined customer base. Colmach will work together with A & M Machining in its efforts to accelerate machining hot forgings. Both companies have grown rapidly because of a globally competitive cost structure.

Total sales for 1996 are estimated to exceed $175,000,000. The transaction will be accretive to ABS shareholders and, assuming the due diligence process is successful, will be closed in November as of the ABS fiscal year-end of October 31, 1995. Mr. Galesi will be joining the ABS Board.

Consummation of the proposed merger is conditioned upon negotiation and execution of a definitive agreement, as well as approvals of the boards of directors and shareholders of the respective parties.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits
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(a)  Exhibits - The response to this portion of Item 7 is submitted as a separate section of this report.
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                                   ITEM 7 (A)


                                    EXHIBITS


                           CURRENT REPORT ON FORM 8-K


                              ABS INDUSTRIES, INC.


                                WILLOUGHBY, OHIO


                               SEPTEMBER 19, 1995
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused in this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ABS INDUSTRIES, INC.





                            By  /s/ William J. McCarthy
                               -------------------------------
                                William J. McCarthy
                                President & CEO


Dated October 2, 1995
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                                 EXHIBIT INDEX


                              ABS INDUSTRIES, INC.


  FORM 8-K                                                 SEQUENTIAL
EXHIBIT NUMBER                                             PAGE NUMBER
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     1           LETTER OF INTENT BETWEEN ABS INDUSTRIES,
                 INC. AND GALESI GROUP DATED SEPTEMBER 13, 1995.